                                  Exhibit 99.3

             Series 1998-2 Monthly Certificateholders' Statement
                         for the month of October 1998

                                                                   Series 1998-2

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks
Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:


    Date of the Certificate                               November 10, 1998
    Monthly Period ending:                                 October 31, 1998
    Determination Date                                    November 10, 1998
    Distribution Date                                     November 16, 1998

-------------------------------------------------------------------------------------------------------------------
                                                       General
-------------------------------------------------------------------------------------------------------------------
201 Amortization Period                                                                       No            201
202 Early Amortization Period                                                                 No            202
203 Class A Investor Amount paid in full                                                      No            203
204 Class B Investor Amount paid in full                                                      No            204
205 Collateral Indebtedness Amount paid in full                                               No            205
206 Saks Incorporated is the Servicer                                                         Yes           206

-------------------------------------------------------------------------------------------------------------------
                                                   Investor Amount
-------------------------------------------------------------------------------------------------------------------
                                                                                        as of the end of
                                                        as of the end of prior            the relevant
                                                           Monthly Period                Monthly Period
                                                        ----------------------         ------------------
207 Series 1998-2 Investor Amount                       $      261,500,000    207(a)   $      261,500,000   207(b)
208    Class A Investor Amount                          $      200,000,000    208(a)   $      200,000,000   208(b)
209    Class B Investor Amount                          $       21,500,000    209(a)   $       21,500,000   209(b)
210    Collateral Indebtedness Amount                   $       24,000,000    210(a)   $       24,000,000   210(b)
211    Class D Investor Amount                          $       16,000,000    211(a)   $       16,000,000   211(b)

212 Series 1998-2 Adjusted Investor Amount              $      261,500,000    212(a)   $      261,500,000   212(b)
213    Class A Adjusted Investor Amount                 $      200,000,000    213(a)   $      200,000,000   213(b)
214      Principal Account Balance                      $                -    214(a)   $                -   214(b)
215    Class B Adjusted Investor Amount                 $       21,500,000    215(a)   $       21,500,000   215(b)

216    Class A Certificate Rate                                                                 6.00%       216
217    Class B Certificate Rate                                                                 6.15%       217
218    Collateral Indebtedness Interest Rate                                                   6.15859%     218
219    Class D Certificate Rate                                                                6.40859%     219
220 Weighted average interest rate for Series 1998-2                                            6.05%       220

                                                                                        as of the end of
                                                        as of the end of prior            the relevant
                                                           Monthly Period                Monthly Period
                                                        ----------------------         ------------------
221 Series 1998-2 Investor Percentage with respect
      to Finance Charge Receivables                            39.09%         221(a)           37.43%       221(b)
222    Class A                                                 29.90%         222(a)           28.62%       222(b)
223    Class B                                                  3.21%         223(a)            3.08%       223(b)
224    Collateral Indebtedness Amount                           3.59%         224(a)            3.43%       224(b)
225    Class D                                                  2.39%         225(a)            2.29%       225(b)

226 Series 1998-2 Investor Percentage with respect
      to Principal Receivables                                 39.09%         226(a)           37.43%       226(b)
227    Class A                                                 29.90%         227(a)           28.62%       227(b)
228    Class B                                                  3.21%         228(a)            3.08%       228(b)
229    Collateral Indebtedness Amount                           3.59%         229(a)            3.43%       229(b)
230    Class D                                                  2.39%         230(a)            2.29%       230(b)

231 Series 1998-2 Investor Percentage with respect to
      Allocable Amounts                                        39.09%         231(a)           37.43%       231(b)
232    Class A                                                 29.90%         232(a)           28.62%       232(b)
233    Class B                                                  3.21%         233(a)            3.08%       233(b)
234    Collateral Indebtedness Amount                           3.59%         234(a)            3.43%       234(b)
235    Class D                                                  2.39%         235(a)            2.29%       235(b)

-------------------------------------------------------------------------------------------------------------------
                                     Series 1998-2 Investor Distributions
-------------------------------------------------------------------------------------------------------------------

236 The sum of the daily allocations of collections of
      Principal Receivables for the relevant Monthly Period                            $                -   236

                                                                                                                         Page 1 of 5

                                                                                                 Series 1998-2
237 Class A distribution of collections of Principal
     Receivables per $1,000 of original principal
     amount                                                                            $                -   237
238 Class B distribution of collections of Principal
     Receivables per $1,000 of original principal
     amount                                                                            $                -   238
239 Collateral Indebtedness Amount distribution of
     collections of Principal Receivables per $1,000
     of original principal amount                                                      $                -   239
240 Class D distribution of collections of Principal
     Receivables per $1,000 of original principal
     amount                                                                            $                -   240
241 Class A distribution attributable to interest
     per $1,000 of original principal amount                                           $             5.00   241
242 Class B distribution attributable to interest
     per $1,000 of original principal amount                                           $             5.13   242
243 Collateral Indebtedness Amount distribution
     attributable to interest per $1,000 of
     original principal amount                                                         $             5.47   243
244 Class D distribution attributable to interest
     per $1,000 of original principal amount                                           $                -   244
245 Monthly Servicing Fee for the next succeeding
     Distribution Date per $1,000 of original
     principal amount                                                                  $             1.67   245

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                                   Collections Allocated to Series 1998-2
-------------------------------------------------------------------------------------------------------------------

246 Series allocation of collections of Principal
     Receivables                                                                       $       52,171,421   246
247    Class A                                                                         $       39,901,661   247
248    Class B                                                                         $        4,289,429   248
249    Collateral Indebtedness Amount                                                  $        4,788,199   249
250    Class D                                                                         $        3,192,133   250

251 Series allocation of collections of Finance
     Charge Receivables                                                                $        5,791,732   251
252    Class A                                                                         $        4,429,623   252
253    Class B                                                                         $          476,184   253
254    Collateral Indebtedness Amount                                                  $          531,555   254
255    Class D                                                                         $          354,370   255

    Available Funds
    ---------------
256    Class A Available Funds                                                         $        4,429,623   256
257       The amount to be withdrawn from the
           Reserve Account to be included in Class
           A Available funds                                                           $                -   257
258       Principal Investment Proceeds to be included
           in Class A Available Funds                                                  $                -   258
259       The amount of investment earnings on amounts
           held in the Reserve Account to be included
           in Class A Available funds                                                  $                -   259

260    Class B Available Funds                                                         $          476,184   260
261       The amount to be withdrawn from the Reserve
           Account to be included in Class B Available
           funds                                                                       $                -   261
262       Principal Investment Proceeds to be included
           in Class B Available Funds                                                  $                -   262
263       The amount of investment earnings on amounts
           held in the Reserve Account to be included
           in Class B Available Funds                                                  $                -   263

264 Collateral Available Funds                                                         $          531,555   264

265 Class D Available Funds                                                            $          354,370   265

-------------------------------------------------------------------------------------------------------------------
                                              Application of Collections
-------------------------------------------------------------------------------------------------------------------

    Class A
    -------
266 Class A Monthly Interest for the related
     Distribution Date, plus the amount of any
     Class A Monthly interest previously due but
     not paid plus any additional interest with
     respect to interest amounts that were due
     but not paid on a prior Distribution date                                         $        1,000,000   266
267 If Saks Incorporated is no longer the
     Servicer, an amount equal to Class A
     Servicing fee for the related Distribution
     Date                                                                              $                -   267
268 Class A Allocable Amount                                                           $          666,368   268
269 An amount to be included in the Excess Spread                                      $        2,763,255   269


                                                                                                                         Page 2 of 5

                                                                                                   Series 1998-2
    Class B
    -------
270 Class B Monthly Interest for the related
     Distribution Date, plus the amount of any
     Class B Monthly interest previously due
     but not paid plus any additional interest
     with respect to interest amounts that were
     due but not paid on a prior Distribution date                                     $          110,188   270
271 If Saks Incorporated is no longer the Servicer,
     an amount equal to Class B Servicing fee for the
     related Distribution Date                                                         $                -   271
272 An amount to be included in the Excess Spread                                      $          365,997   272

    Collateral
    ----------
273 If Saks Incorporated is no longer the Servicer,
     an amount equal to Collateral Servicing fee
     for the related Distribution Date                                                 $                -   273
274 An amount to be included in the Excess Spread                                      $          531,555   274

    Class D
    -------
275 If Saks Incorporated is no longer the Servicer,
     an amount equal to Class D Servicing fee for the
     related Distribution Date                                                         $                -   275
276 An amount to be included in the Excess Spread                                      $          354,370   276

277 Available Excess Spread                                                            $        4,015,176   277
278 Available Shared Excess Finance Charge Collections                                 $                -   278
279 Total Cash Flow available for 1998-2 waterfall                                     $        4,015,176   279

280 Class A Required Amount is to be used to fund
     any deficiency in line 266, line 267 and line 268                                 $                -   280
281 The aggregate amount of Class A Investor Charge
     Offs which have not been previously reimbursed                                    $                -   281
282 Class B Required Amount to the extent attributable
     to line 270, and line 271                                                         $                -   282
283 Class B Allocable Amount                                                           $           71,635   283
284 Any remaining portion of the Class B Required Amount                               $                -   284
285 An amount equal to any unreimbursed reductions of
     the Class B Investor Amount, if any, due to:
     (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the
     Class B Investor Amount to the Class A Investor
     Amount                                                                            $                -   285
286 Collateral Monthly Interest for the related
     Distribution Date plus Collateral Monthly Interest
     previously due but not paid to the Collateral
     Indebtedness Holder plus Collateral Additional
     Interest                                                                          $          131,383   286
287 Class A Servicing Fee plus Class B Servicing Fee
     plus Collateral Servicing Fee due for the
     relevant Monthly Period and not paid above                                        $          409,167   287
288 Class A Servicing Fee plus Class B Servicing Fee
     plus Collateral Servicing Fee due but not
     distributed to the Servicer for prior Monthly
     Periods                                                                           $                -   288
289 Collateral Allocable Amount                                                        $           79,964   289
290 Any unreimbursed reductions of the Collateral
     Indebtedness Amount (CIA), if any, due to:
     (i) CIA Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the CIA
     to the Class A or Class B Investor Amount                                         $                -   290
291 The excess, if any, of the Required Cash
     Collateral Amount over the Available Collateral
     Amount                                                                            $                -   291
292 An amount equal to Class D Monthly Interest due
     but not paid to the Class D Certificateholders
     plus Class D Additional Interest                                                  $           91,144   292
293 Class D Servicing Fee due for the relevant Monthly
     Period and not paid above                                                         $           26,667   293
294 Class D Servicing Fee due but not distributed to
     the Servicer for prior Monthly Periods                                            $                -   294
295 Class D Allocable Amount                                                           $           53,309   295
296 Any unreimbursed reductions of the Class D
     Investor Amount, if any, due to: (i)
     Class D Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the
     Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA                                                            $                -   296
297 Aggregate amount of any other amounts due to the
     Collateral Indebtedness Holder pursuant to the
     Loan Agreement                                                                    $                -   297
298 Excess, if any, of the Required Reserve Account
     Amount over the amount on deposit in the Reserve
     Account                                                                           $                -   298
299 Shared Excess Finance Charge Collections                                           $        3,151,907   299

----------------------------------------------------------------------------------------------------------------------
                                        Determination of Monthly Principal
----------------------------------------------------------------------------------------------------------------------

300 Class A Monthly Principal (the least of line #301,
     line #302 and line #208)                                                          $                -   300
301    Available Principal Collections held in the
        Collection Account                                                             $       52,171,421   301
302    Class A Accumulation Amount                                                     $                -   302

                                                                                                                         Page 3 of 5

                                                                                                  Series 1998-2
303 Class B Monthly Principal (the least of line #304,
     line #305 and line #209) (distributable only after
     payout of Class A)                                                                $                -   303
304    Available Principal Collections held in the
        Collection Account less portion of such
        Collections applied to Class A Monthly
        Principal                                                                      $       52,171,421   304
305    Class B Accumulation Amount                                                     $                -   305

306 Collateral Monthly Principal (prior to payout of Class B)
     (the least of line#307 and line#308)                                              $                -   306
307    Available Principal Collections held in the Collection
        Account less portion of such Collections applied to
        Class A and Class B Monthly Principal                                          $       52.171,421   307
308    Enhancement Surplus                                                             $                -   308

309 Class D Monthly Principal                                                          $                -   309
310    Available Principal Collections held in the Collection
        Account less portion of such Collections applied
        to Class A, Class B or collateral Monthly Principal                            $       52,171,421   310


--------------------------------------------------------------------------------------------------------------------
                                          Available Enhancement Amount
--------------------------------------------------------------------------------------------------------------------

311 Available Enhancement Amount                                                       $       40,000,000   311
312    Amount on Deposit in the Cash Collateral Account                                $                -   312


--------------------------------------------------------------------------------------------------------------------
                                       Reallocated Principal Collections
--------------------------------------------------------------------------------------------------------------------

313 Reallocated Principal Collections                                                  $                -   313
314    Class D Principal Collections (to the extent needed
        to fund Required Amounts)                                                      $                -   314
315    Collateral Principal Collections (to the extent
        needed to fund Required Amounts)                                               $                -   315
316    Class B Principal Collections (to the extent needed
        to fund Required Amounts)                                                      $                -   316

--------------------------------------------------------------------------------------------------------------------
                          Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
--------------------------------------------------------------------------------------------------------------------
                                                                %                           Amount
                                                         -----------------             ------------------
317 Series 1998-2 Default Amount                               39.09%        317(a)    $          871,277   317(b)
318 Class A Investor Default Amount                            29.90%        318(a)    $          666,368   318(b)
319 Class B Investor Default Amount                             3.21%        319(a)    $           71,635   319(b)
320 Collateral Default Amount                                   3.59%        320(a)    $           79,964   320(b)
321 Class D Investor Default Amount                             2.39%        321(a)    $           53,309   321(b)

322 Series 1998-2 Adjustment Amount                                                    $                -   322
323 Class A Adjustment Amount                                                          $                -   323
324 Class B Adjustment Amount                                                          $                -   324
325 Collateral Adjustment Amount                                                       $                -   325
326 Class D Adjustment Amount                                                          $                -   326

327 Series 1998-2 Allocable Amount                                                     $          871,277   327
328    Class A Allocable Amount                                                        $          666,368   328
329    Class B Allocable Amount                                                        $           71,635   329
330    Collateral Allocable Amount                                                     $           79,964   330
331    Class D Allocable Amount                                                        $           53,309   331

--------------------------------------------------------------------------------------------------------------------
                                                  Required Amounts
--------------------------------------------------------------------------------------------------------------------

332 Class A Required Amount                                                            $                -   332
333    Class A Monthly Interest for current Distribution Date                          $        1,000,000   333
334    Class A Monthly Interest previously due but not paid                            $                -   334
335    Class A Additional Interest for prior Monthly Period or
        previously due but not paid                                                    $                -   335
336    Class A Allocable Amount for current Distribution Date                          $                -   336
337    Class A Servicing Fee (if Saks Incorporated is no
        longer the Servicer)                                                           $                -   337

338 Class B Required Amount                                                            $                -   338
339    Class B Monthly Interest for current Distribution Date                          $          110,188   339
340    Class B Monthly Interest previously due but not paid                            $                -   340
341    Class B Additional Interest for prior Monthly Period
        or previously due but not paid                                                 $                -   341
342    Class B Servicing Fee (if Saks Incorporated is no
        longer the Servicer)                                                           $                -   342
343   Excess of Class B Allocable Amount over funds
       available to make payments                                                      $                -   343


                                                                                                                         Page 4 of 5


                                                                                                                       Series 1998-2
344 Collateral Required Amount                                                         $                -   344
345    Collateral Monthly Interest for current Distribution Date                       $          131,383   345
346    Collateral Monthly Interest previously due but not paid                         $                -   346
347    Collateral Additional Interest for prior Monthly Period or previously due but
         not paid                                                                      $                -   347
348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)       $                -   348
349   Excess of Collateral Allocable Amount over funds available to make payments      $                -   349
---------------------------------------------------------------------------------------------------------------
                                     Reduction of Investor Amounts
---------------------------------------------------------------------------------------------------------------
    Class A
    -------
350 Class A Investor Amount reduction                                                  $                -   350
351    Class A Investor Charge Off                                                     $                -   351
352    Reductions of the Class A Investor Amount                                       $                -   352
    Class B
    -------
353 Class B Investor Amount reduction                                                  $                -   353
354    Class B Investor Charge Off                                                     $                -   354
355    Reductions of the Class B Investor Amount                                       $                -   355
356    Reallocated Principal Collections applied to Class A                            $                -   356
    Collateral
    ----------
357 Collateral Indebtedness Amount reduction                                           $                -   357
358    Collateral Indebtedness Amount Charge Off                                       $                -   358
359    Reductions of the Collateral Indebtedness Amount                                $                -   359
360    Reallocated Principal Collections applied to Class B                            $                -   360
    Class D
    -------
361 Class D Investor Amount reduction                                                  $                -   361
362    Class D Investor Charge Off                                                     $                -   362
363    Reductions of the Class D Investor Amount                                       $                -   363
364    Reallocated Principal Collections applied to Collateral Indebtedness Amount     $                -   364
---------------------------------------------------------------------------------------------------------------
                                                 Servicing Fee
---------------------------------------------------------------------------------------------------------------
365 Series 1998-2 Servicing Fee                                                        $          435,833   365
366    Class A Servicing Fee                                                           $          333,333   366
367    Class B Servicing Fee                                                           $           35,833   367
368    Collateral Servicing Fee                                                        $           40,000   368
369    Class D Servicing Fee                                                           $           26,667   369
---------------------------------------------------------------------------------------------------------------
                                                Reserve Account
---------------------------------------------------------------------------------------------------------------
370 Required Reserve Account Amount (if applicable)                                             N/A         370
371 Reserve Account Reinvestment Rate (if applicable)                                           N/A         371
372 Reserve Account balance                                                            $                -   372


373 Accumulation Period Length                                                               12 months      373



    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
    November, 1998.

    Saks Incorporated,
     as Servicer

    By /s/ James S. Scully
       ___________________________________________

    Name:  James S. Scully
    Title: Vice President and Treasurer
                                                                                                  Page 5 of 5